                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-3657

                      Scudder State Tax-Free Income Series
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       8/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Florida Tax-Free Income Fund

Annual Report to Shareholders

August 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Florida Tax-Free Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	2.21%	6.29%	4.52%	5.09%
Class B	1.35%	5.37%	3.66%	4.21%(a)
Class C	1.25%	5.30%	3.62%	4.21%(a)
Lehman Brothers Municipal Bond Index++	3.14%	6.49%	5.32%	5.84%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/03	$ 10.36	$ 10.34	$ 10.34
8/31/02	$ 10.56	$ 10.54	$ 10.55
Distribution Information: Twelve Months: Income Dividends	$ .43	$ .34	$ .34
August Income Dividend	$ .0376	$ .0301	$ .0302
SEC 30-day Yield+	3.52%	2.83%	2.82%
Tax Equivalent Yield+	5.42%	4.35%	4.34%
Current Annualized Distribution Rate (based on Net Asset Value)+	4.36%	3.49%	3.51%

+ The SEC yield is net investment income per share earned over the month ended August 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings* - Florida Municipal Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	37	of	62	59
3-Year	6	of	61	10
5-Year	12	of	59	20
10-Year	8	of	25	31

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Florida Tax-Free Income Fund - Class A [] Lehman Brothers Municipal Bond Index++

Yearly periods ended August 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Florida Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$9,761	$11,466	$11,912	$15,687
	Average annual total return	-2.39%	4.67%	3.56%	4.61%
Class B(c)	Growth of $10,000	$9,841	$11,498	$11,872	$15,099
	Average annual total return	-1.59%	4.76%	3.49%	4.21%(a)
Class C(c)	Growth of $10,000	$10,024	$11,559	$11,827	$14,947
	Average annual total return	.24%	4.95%	3.41%	4.10%(a)
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,314	$12,074	$12,957	$17,644
	Average annual total return	3.14%	6.49%	5.32%	5.84%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during the 3-, 5- and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
a Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Florida Tax-Free Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
++ The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least 2 years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Although the Fund seeks income that is federally tax free, a portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

Scudder Florida Tax-Free Income Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Florida Tax-Free Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund in 2000.

• Over 27 years of investment industry experience.

• MBA, University of Massachusetts at Amherst.

Eleanor R. Brennan

CFA, Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 1999.

• Over 17 years of investment industry experience.

• MS, Drexel University.

Rebecca L. Wilson

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1986 and the fund in 1998.

• Over 18 years of investment industry experience.

Philip G. Condon and Eleanor R. Brennan serve as co-lead portfolio managers of Scudder Florida Tax-Free Income Fund. In the following interview, Scudder's municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q: Will you describe the general market environment during the annual period ended August 31, 2003?

A: The fiscal year was marked by a good deal of volatility in both Treasury and municipal bonds. Overall, for the one-year period ended August 31, 2003, the municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, rose 3.14%.1 The overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, gained 4.36%.2

1 The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

In the fourth quarter of 2002, stocks and lower-quality bonds staged a rally on the heels of the Federal Reserve Board's decision to lower the federal funds rate by 50 basis points on November 6. At the same time, municipal bond prices lagged, as the interest rate cut shifted investor interest to stocks and lower-quality, higher-yielding bonds. In the first quarter of 2003, concerns about the US economy, corporate earnings, tensions in Iraq and then the escalation to the war with Iraq led investors to flock to the relative stability of both tax-free and taxable bonds vs. stocks. However, these markets shifted back once again in the second quarter, as these concerns began to diminish, the economy started to show some signs of recovery and the US government declared an end to active combat in the Iraqi war. In this environment, investors began to slowly reestablish their positions in stocks, and favored bonds less.

Throughout much of the period, overall demand for municipal bonds remained solid among individual and institutional buyers. At the same time, the introduction of new municipal bonds continued to be heavy, as states issued more debt to make up for revenue shortfalls and to refinance old debt at lower rates.

Q: How did interest rates and municipal bond yields react during the fiscal period?

A: The Federal Reserve Board reduced the federal funds rate, a benchmark for the market's interest rate levels, twice during the period. The rate was first reduced by a half of a percentage point in November 2002. Then it was cut again by a quarter of percentage point to 1% in June.

As a result, rates on both taxable and municipal bonds rested at historical lows for much of the period, and the municipal bond yield curve remained quite steep by historical standards. The yield curve illustrates the relationship among the yields on bonds of the same credit quality but different maturities. A steepening of the curve means that the difference in yields between longer-term and shorter-term maturities increases, while a flattening of the curve indicates the reverse.

In June, however, it appeared that the Fed's viewpoint on the US economy had improved. The Fed's improved perspective surprised the market and meant that the Fed did not decrease the federal funds rate by as much as the market had been predicting. This rosier outlook helped to improve stock favor among investors. As a result, investors moved money out of bonds, driving the prices on bonds lower due to the lower demand. Since bond rates move in the opposite direction from prices, bond rates increased quickly in the final two months of the period.

Municipal bond yield curve

Source: Deutsche Asset Management

Past performance is no guarantee of future results.

Q: How did Scudder Florida Tax-Free Income Fund perform for the one-year period ended August 31, 2003?

A: Scudder Florida Tax-Free Income Fund posted positive absolute results for the period, but its relative performance lagged. The fund's total cumulative return of 2.21% (Class A shares, unadjusted for sales charge) lagged the 2.34% gain by its average peer in the Lipper Florida Municipal Debt Funds category.3 The fund's benchmark, the unmanaged Lehman Brothers Municipal Bond Index, rose 3.14% for the period. (Please see pages 3 through 5 for performance of other share classes.)

3 The Lipper Florida Municipal Debt Funds category includes funds that limit their assets to securities that are exempt from taxation in Florida.

Q: How was the fund positioned, and how did this positioning contribute to its performance?

A: Overall, in the course of the period, we continued to focus on investing in high-quality issues. At the end of the fiscal year, the fund had more than 84% of assets invested in issues with credit ratings of AA or above. We believe that focus on higher-quality securities helped, particularly during portions of the period when investors were concerned about the struggling US economy and the Iraqi war.

Throughout the period, our credit selection was solid, but our exposure to five- to 10-year bonds held back returns. We had prepared for the possibility of underperformance in this area of the municipal bond yield curve by neutralizing our overweight in 10-year bonds through hedging techniques. We also purchased 15- to 20-year bonds, while keeping the fund's duration neutral. Although this positioning held back performance in the first half of 2003, it helped the fund bounce back in July and August, as the yield curve steepened. The fund's absolute returns were strong in the period, in part, due to Florida's solid economic environment, which has helped support its municipal bond market.

Q: Will you explain your views on Florida's economy and the municipal bond market during the period?

A: Although Florida's economy was somewhat sluggish over the last year as a result of the slowdown in the overall US economy, the state generally fared better than many other states. Historically, Florida has been known for being fairly conservative with its finances. That conservative manner paid off in recent years, as the state operated with significant budget surpluses. Surpluses declined in the last year, in part due to strong growth in the state's population, which has taxed government services. However, we feel that the state has dealt with this surplus decline appropriately by reducing spending and drawing some cash from reserves, so we believe the state remains in good shape.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2003

Portfolio Composition	8/31/03	8/31/02

Revenue Bonds	67%	78%
US Government Secured	23%	13%
General Obligation Bonds	10%	9%
	100%	100%

Quality	8/31/03	8/31/02

AAA	71%	67%
AA	13%	11%
A	7%	7%
BBB	4%	2%
Not Rated	5%	13%
	100%	100%

Effective Maturity	8/31/03	8/31/02

1-10 years	50%	43%
11-20 years	50%	57%
	100%	100%

Interest Rate Sensitivity	8/31/03	8/31/02

Average Maturity	10.9 years	11.2 years
Duration	6.7 years	7.9 years

Portfolio composition, quality, effective maturity and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 12. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of August 31, 2003

	Principal Amount ($)	Value ($)

Municipal Investments 100.0%
Florida 92.5%
Broward County, Airport Revenue, Airport Systems Revenue, Series E, 5.25%, 10/1/2012 (b)	1,000,000	1,037,450
Charlotte County, Utility Revenue, Prerefunded, 6.75%, 10/1/2013 (b)	250,000	256,280
Collier County, Hospital Revenue, Cleveland Clinic Health, Health Facilities Authority, Series C-1, 0.80%*, 1/1/2035	200,000	200,000
Dade County, County (GO) Lease, Governmental Leasing Corp., Series C, 9.0%, 4/1/2020	1,025,000	1,053,956
Dade County, Water & Sewer System, 6.25%, 10/1/2011 (b)	500,000	588,795
Escambia County, Hospital & Healthcare Revenue, 5.95%, 7/1/2020 (b)	1,000,000	1,076,020
Florida, ETM, 6.0%, 11/1/2018 (b)	1,250,000	1,444,875
Florida, Electric Revenue, 5.0%, 10/1/2019	500,000	514,960
Florida, Higher Education Revenue, University Athletic Association Inc., 0.95%*, 2/1/2020	400,000	400,000
Florida, Industrial Development Revenue, Capital Travel Agency, Seminole Tribe Convention, Series A, 10.0%, 10/1/2033	750,000	881,190
Florida, Pollution Control Revenue, Water Pollution Control Financing Authority, 5.5%, 1/15/2014	1,000,000	1,092,330
Florida, Public Housing Revenue, Homeowner Mortgage Series 7, AMT, 5.2%, 1/1/2031	1,375,000	1,419,440
Florida, Senior Care Revenue, Projects Finance Authority, 0.80%*, Series C, 6/1/2012 (c)	900,000	900,000
Florida, State GO, Loan Council, Series A, 5.25%, 5/1/2019 (b)	1,000,000	1,045,850
Florida, State GO, State Board of Education, Series D, 5.375%, 6/1/2019	1,000,000	1,059,330
Fort Pierce, FL, Electric Revenue, Zero Coupon, 10/1/2018 (b)	2,000,000	933,380
Gainesville, FL, Electric Revenue, Series B, 6.5%, 10/1/2010	1,370,000	1,626,190
Highland County, Hospital & Healthcare Revenue, 5.25%, 11/15/2020	1,000,000	999,690
Hillsborough County, Hospital & Healthcare Revenue, Industrial Development Authority, University Community Hospital Project, 6.5%, 8/15/2019 (b)	1,000,000	1,193,620
Hillsborough County, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	1,000,000	942,820
Hillsborough County, Sales & Special Tax Revenue, School District, 5.375%, 10/1/2016 (b)	1,000,000	1,075,230
Jacksonville, FL, Sales & Special Tax Revenue, Local Government, 5.5%, 10/1/2018 (b)	1,000,000	1,110,370
Lakeland, FL, Hospital & Healthcare Revenue, 5.5%, 11/15/2032	1,000,000	992,000
Marion County, Hospital & Healthcare Revenue, 5.625%, 10/1/2019	1,000,000	1,017,760
Melbourne, FL, Water & Sewer Revenue, Zero Coupon, 10/1/2016 (b)	1,350,000	728,865
Miami Beach, FL, Water & Sewer Revenue, 5.75%, 9/1/2017 (b)	725,000	794,999
Nassau County, Senior Care Revenue, Amelia Island Care Center Project, Series A, 9.75%, 1/1/2023	955,000	985,140
North Miami, FL, Higher Education Revenue, Johnson & Wales University Project:
Series A, 6.1%, 4/1/2013	1,285,000	1,346,359
Series A, 6.125%, 4/1/2020	1,500,000	1,571,835
Orange County, Health Facilities Authority Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016 (b)	2,120,000	2,538,658
Orange County, Hospital & Healthcare Revenue, Health Facilities Authority, Orlando Regional Healthcare:
5.75%, 12/1/2032	1,000,000	1,015,310
Series A, 6.25%, 10/1/2016 (b)	880,000	1,043,161
Series A, 6.25%, 10/1/2018 (b)	500,000	584,545
Orlando, FL, Airport Revenue:
5.0%, 10/1/2018	250,000	257,480
5.75%, 10/1/2011 (b)	1,690,000	1,855,248
Orlando, FL, Electric Revenue, Community Utilities, 6.75%, 10/1/2017	3,000,000	3,602,760
Orlando, FL, Other (REV) Lease, Capital Improvements, Series A, 4.75%, 10/1/2022	1,600,000	1,559,744
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	500,000	484,940
Orlando, FL, Transportation/Tolls Revenue, Expressway Authority, 6.5%, 7/1/2012 (b)	1,000,000	1,197,300
Palm Beach County, Airport Revenue, Airport System, 5.75%, 10/1/2014 (b)	1,000,000	1,142,440
Palm Beach County, Project Revenue, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015 (b)	110,000	139,571
Pensacola, FL, Hospital & Healthcare Revenue, Daughters of Charity National Healthcare, Prerefunded, 5.25%, 1/1/2011	2,200,000	2,253,262
Seminole County, Sales & Special Tax Revenue, 5.375%, 10/1/2019 (b)	1,000,000	1,061,190
South Miami, FL, Hospital & Healthcare Revenue, Hospital Revenue, Baptist Health South Florida Group, 5.25%, 11/15/2033	1,000,000	976,960
Sunrise, FL, Water & Sewer Revenue, Utility Systems, 5.5%, 10/1/2018 (b)	2,500,000	2,761,450
Tallahassee, FL, Electric Revenue, Energy System, Series A, 5.25%, 10/1/2014	1,000,000	1,098,330
Tallahassee, FL, Electric Revenue, Energy Systems Revenue, 5.5%, 10/1/2016 (b)	1,005,000	1,118,846
Tampa Bay, FL, Sales & Special Tax Revenue, Tampa Bay Arena Project, 5.75%, 10/1/2020 (b)	2,075,000	2,345,933
Tampa Bay, FL, Water & Sewer Revenue, Prerefunded, 5.625%, 10/1/2013 (b) (d)	1,850,000	2,107,613
Tampa, FL, Electric Revenue, Zero Coupon, 10/1/2014 (b) (d)	3,165,000	1,895,930
Tampa, FL, Industrial Development Revenue, Occupational License Tax, Series A, 5.375%, 10/1/2017 (b)	1,000,000	1,075,070
Tampa, FL, Sales & Special Tax Revenue, Series A, 5.375%, 10/1/2017 (b)	500,000	537,535
Westchase, FL, Special Assessment Revenue, Community Development District, 5.8%, 5/1/2012 (b)	2,975,000	3,305,017
		64,247,027
California 0.3%
California, Golden State TOB Securitization Corp., California TOB Settlement Revenue, Series A-1, 6.625%, 6/1/2040	250,000	202,403
New Jersey 1.1%
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	1,000,000	791,210
Puerto Rico 5.1%
Puerto Rico Commonwealth, Sales & Special Tax Revenue, Inverse Floater, 10.955%, 7/1/2016** (b) (144A)	1,000,000	1,344,540
Puerto Rico Commonwealth, State GO, 6.25%, 7/1/2013 (b)	1,850,000	2,190,678
		3,535,218
Virgin Islands 1.0%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	600,000	659,050
Total Investment Portfolio - 100.0% (Cost $64,537,624) (a)		69,434,908

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of August 31, 2003.
** Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. These securities, amounting to $1,344,540 and aggregating 1.9% of net assets, are shown at their current rate as of August 31, 2003.
(a) The cost for federal income tax purposes was $64,330,815. At August 31, 2003, net unrealized appreciation for all securities based on tax cost was $5,104,093. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,440,564 and aggregated gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $336,471.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
FGIC	Financial Guaranty Insurance Company
MBIA	Municipal Bond Investors Assurance

At August 31, 2003, insurance concentrations greater than 10% of the total Investment Portfolio were MBIA (26%), FGIC (18%) and AMBAC (13%).

(c) Security incorporates a letter of credit or line of credit from a major bank.
(d) At August 31, 2003, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At August 31, 2003, open futures contracts were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year CBT Swap Future	9/15/03	5	585,126	539,687	45,439
10 Year CBT US Treasury Note	9/19/03	93	10,958,910	10,372,406	586,504
Total net unrealized appreciation on open futures contracts					631,943

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2003
Assets
Investments in securities, at value (cost $64,537,624)	$ 69,434,908
Cash	29,564
Interest receivable	1,182,570
Receivable for Fund shares sold	11,453
Receivable for daily variation margin on open futures contracts	18,375
Total assets	70,676,870
Liabilities
Dividends payable	49,147
Payable for Fund shares redeemed	32,222
Accrued management fee	31,562
Other accrued expenses and payables	22,340
Total liabilities	135,271
Net assets, at value	$ 70,541,599
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	$ (10,158)
Net unrealized appreciation (depreciation) on: Investments	4,897,284
Futures	631,943
Accumulated net realized gain (loss)	(1,804,715)
Paid-in capital	66,827,245
Net assets, at value	$ 70,541,599

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($64,313,119 / 6,210,448 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.36
Maximum offering price per share (100 / 95.50 of $10.36)	$ 10.85
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,554,011 / 440,574 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.34
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($1,674,469 / 161,900 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.34
Maximum offering price per share (100 / 99.00 of $10.34)	$ 10.44

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2003
Investment Income
Income: Interest	$ 3,780,080
Expenses: Management fee	415,398
Administrative fee	78,566
Distribution service fees	195,867
Trustee's fees and expenses	1,358
Other	1,207
Total expenses before expense reductions	692,396
Expense reductions	(532)
Total expenses, after expense reductions	691,864
Net investment income	3,088,216
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	531,587
Futures	(857,120)
(325,533)
Net unrealized appreciation (depreciation) during the period on: Investments	(2,025,951)
Futures	842,640
(1,183,311)
Net gain (loss) on investment transactions	(1,508,844)
Net increase (decrease) in net assets resulting from operations	$ 1,579,372

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2003	2002
Operations: Net investment income	$ 3,088,216	$ 3,130,697
Net realized gain (loss) on investment transactions	(325,533)	70,020
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,183,311)	1,170,518
Net increase (decrease) in net assets resulting from operations	1,579,372	4,371,235
Distributions to shareholders from: Net investment income: Class A	(2,825,535)	(2,883,067)
Class B	(176,752)	(196,076)
Class C	(42,619)	(30,127)
Fund share transactions: Proceeds from shares sold	13,349,540	10,665,161
Reinvestment of distributions	1,688,414	1,639,740
Cost of shares redeemed	(17,828,411)	(11,315,110)
Net increase (decrease) in net assets from Fund share transactions	(2,790,457)	989,791
Increase (decrease) in net assets	(4,255,991)	2,251,756
Net assets at beginning of period	74,797,590	72,545,834
Net assets at end of period (including accumulated distributions in excess of net investment income of $10,158 and $7,283, respectively)	$ 70,541,599	$ 74,797,590

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.56	$ 10.40	$ 9.85	$ 9.72	$ 10.62
Income (loss) from investment operations: Net investment income	.44	.45	.46	.45	.47
Net realized and unrealized gain (loss) on investment transactions	(.21)	.15	.57	.13	(.68)
Total from investment operations	.23	.60	1.03	.58	(.21)
Less distributions from: Net investment income	(.43)	(.44)	(.48)	(.45)	(.47)
Net realized gains on investment transactions	-	-	-	-	(.22)
Total distributions	(.43)	(.44)	(.48)	(.45)	(.69)
Net asset value, end of period	$ 10.36	$ 10.56	$ 10.40	$ 9.85	$ 9.72
Total Return (%)[b]	2.21	6.05	10.77	6.15	(2.13)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	68	66	70	85
Ratio of expenses before expense reductions (%)	.84	.89	.91[c]	1.00	.88
Ratio of expenses after expense reductions (%)	.84	.89	.89[c]	.99	.88
Ratio of net investment income (%)	4.16	4.38	4.67	4.80	4.57
Portfolio turnover rate (%)	42	14	13	21	56
[a] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 4.33% to 4.38%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .89% and .87%, respectively.

Class B
Years Ended August 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.54	$ 10.38	$ 9.83	$ 9.71	$ 10.60
Income (loss) from investment operations: Net investment income	.35	.37	.38	.38	.39
Net realized and unrealized gain (loss) on investment transactions	(.21)	.14	.56	.12	(.67)
Total from investment operations	.14	.51	.94	.50	(.28)
Less distributions from: Net investment income	(.34)	(.35)	(.39)	(.38)	(.39)
Net realized gains on investment transactions	-	-	-	-	(.22)
Total distributions	(.34)	(.35)	(.39)	(.38)	(.61)
Net asset value, end of period	$ 10.34	$ 10.54	$ 10.38	$ 9.83	$ 9.71
Total Return (%)[b]	1.35	5.16	9.77	5.32	(2.85)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	6	6	6
Ratio of expenses before expense reductions (%)	1.69	1.71	1.79[c]	1.77	1.69
Ratio of expenses after expense reductions (%)	1.69	1.71	1.74[c]	1.76	1.69
Ratio of net investment income (%)	3.31	3.56	3.82	4.03	3.76
Portfolio turnover rate (%)	42	14	13	21	56
[a] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 3.51% to 3.56%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.75% and 1.73%, respectively.

Class C
Years Ended August 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.55	$ 10.38	$ 9.83	$ 9.71	$ 10.60
Income (loss) from investment operations: Net investment income	.35	.37	.37	.38	.39
Net realized and unrealized gain (loss) on investment transactions	(.22)	.14	.56	.12	(.67)
Total from investment operations	.13	.51	.93	.50	(.28)
Less distributions from: Net investment income	(.34)	(.34)	(.38)	(.38)	(.39)
Net realized gains on investment transactions	-	-	-	-	(.22)
Total distributions	(.34)	(.34)	(.38)	(.38)	(.61)
Net asset value, end of period	$ 10.34	$ 10.55	$ 10.38	$ 9.83	$ 9.71
Total Return (%)[b]	1.25	5.12	9.69	5.34	(2.84)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1.9		1	1
Ratio of expenses before expense reductions (%)	1.68	1.70	1.97[c]	1.74	1.68
Ratio of expenses after expense reductions (%)	1.68	1.70	1.84[c]	1.73	1.68
Ratio of net investment income (%)	3.32	3.57	3.73	4.06	3.76
Portfolio turnover rate (%)	42	14	13	21	56
[a] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 3.52% to 3.57%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.85% and 1.83%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Florida Tax-Free Income Fund (the "Fund") is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $992,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($239,000), August 31, 2009 ($713,000) and August 31, 2010 ($40,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2003 the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income*	$ 42,994
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (992,000)
Net unrealized appreciation (depreciation) on investments	$ 5,104,093

In addition, during the years ended August 31, 2003 and August 31, 2002 the tax character of the distributions paid to shareholders by the Fund is summarized as follows:

	2003	2002
Distributions from tax-exempt income	$ 3,044,906	$ 3,109,270

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended August 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $30,950,385 and $34,048,954, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.55% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.10%, 0.15% and 0.125% of average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended August 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at August 31, 2003
Class A	$ 68,790	$ 4,617
Class B	8,142	549
Class C	1,634	165
	$ 78,566	$ 5,331

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2003
Class B	$ 40,711	$ 3,152
Class C	9,806	1,107
	$ 50,517	$ 4,259

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2003	Effective Rate
Class A	$ 129,053	$ 11,512.19%
Class B	13,028	819.24%
Class C	3,269	390.25%
	$ 145,350	$ 12,721

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of the Class A shares for the year ended August 31, 2003 aggregated $15,103. There were no underwriting commissions paid in connection with the distributions of Class C shares for the year ended August 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2003, the CDSC for Class B and C shares was $11,102 and $0, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2003, SDI received $124.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $532 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2003		Year Ended August 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,045,886	$ 11,015,279	966,935	$ 9,807,741
Class B	132,967	1,416,857	63,887	658,811
Class C	86,252	917,404	19,173	198,609
		$ 13,349,540		$ 10,665,161
Shares issued to shareholders in reinvestment of distributions
Class A	150,582	$ 1,588,358	150,122	$ 1,540,632
Class B	6,863	72,267	7,585	77,591
Class C	2,637	27,789	2,100	21,517
		$ 1,688,414		$ 1,639,740
Shares redeemed
Class A	(1,464,915)	$ (15,394,782)	(967,509)	$ (9,899,159)
Class B	(207,709)	(2,188,643)	(128,485)	(1,316,061)
Class C	(22,868)	(244,986)	(9,768)	(99,890)
		$ (17,828,411)		$ (11,315,110)
Net increase (decrease)
Class A	(268,447)	$ (2,791,145)	149,548	$ 1,449,214
Class B	(67,879)	(699,519)	(57,013)	(579,659)
Class C	66,021	700,207	11,505	120,236
		$ (2,790,457)		$ 989,791

Report of Ernst & Young LLP, Independent Auditors

To the Trustees of Scudder State Tax-Free Income Series and Shareholders of Scudder Florida Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Florida Tax-Free Income Fund (the "Fund") (one of the series of the Scudder State Tax-Free Income Series (the "Trust")), as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Florida Tax-Free Income Fund, a series of the Scudder State Tax-Free Income Series, at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts October 10, 2003	/s/ Ernst & Young LLP

Tax Information

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2003, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of August 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems); American Healthways, Inc. (provider of disease and care management services).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (61) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp. (supplier of automotive components and subsystems); Trustee, Bryn Mawr College.	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Philip G. Condon (53) Vice President, 1997-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[4] (46) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KFLAX	KFLBX	KFLCX
CUSIP Number	811204-205	811204-809	811204-882
Fund Number	27	227	327

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the  period,  August 31,  2003,  the Scudder  Florida  Tax-Feee
Income  Fund has  adopted a code of ethics,  as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial  Officer.  A
copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Florida Tax-Free Income Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Florida Tax-Free Income Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               October 22, 2003
                                    ---------------------------